POWER OF ATTORNEY
FORM OF SECTION 16
The undersigned hereby
appoints Robert W. Sherwood
and Paul Huckfeldt
as the undersigns true and
lawful attorneys  in fact, each
individually with the power to
1 execute for and on behalf of the
undersigned, in the undersigneds capacity as an executive officer and or director of Hooker Furniture Corporation the
Company, Forms 3, 4 and 5 in accordance
with Section 16a of the Securities Exchange
Act of 1934 and the rules thereunder and 2 do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute or to amend any such Form 3, 4 or 5 and timely file such form with the United States
Securities and Exchange Commission,
the New York Stock Exchange,
Nasdaq and or similar authority.

The undersigned hereby grants to
each such attorney in fact full
power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary,
or proper to be done in the exercise
of any of the rights and powers herein
granted, as fully as the undersigned
could do if personally present,
with full power of substitution
or revocation,hereby ratifying
and confirming all such attorneys
in fact shall lawfully
do or cause to be done by virtue
of this Power of Attorney.
The undersigned acknowledges that
the foregoing attorneys in fact,
in acting in such capacities at
the request of the undersigned,
are not assuming, nor is the Company
assuming, any of the undersigneds
responsibilities to comply with
Section 16a of the Securities
Exchange Act of 1934.	This Power
of Attorney shall remain in full
force and effect until the
undersigned is no longer required
to file statements or reports under
Section 16a of the Act with respect
to the undersigneds holdings of and
transactions in securities issued by
the Company, unless earlier revoked by
the undersigned in a signed writing
delivered  to the foregoing attorneys in fact.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this 29th day of August, 2017.

Tonya Harris Jackson